UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2018
____________________

NOVUME SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-55833	81-5266334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14420 Albemarle Point Place, Suite 200, Chantilly, VA, 20151
(Address of Principal Executive Offices)

Registrant's Telephone Number, Including Area Code: (703) 953-3838

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07  Submission of Matters to a Vote of Security Holders

On August 9, 2018, Novume Solutions, Inc. (the “Company”) held its held its Annual Meeting of Stockholders (the “Annual Meeting”). An aggregate of 11,510,163 shares held by holders of the Company’s voting stock, constituting a quorum, were represented in person or by valid proxies at the Annual Meeting. The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting, as set forth in the Definitive Proxy Statement, filed with the Securities and Exchange Commission on June 26, 2018, are as follows:

Proposal 1: At the Annual Meeting, the terms of all seven (7) members of the Board of Directors expired. All of the seven nominees for director were re-elected to serve until the next annual meeting of shareholders and until their successors are named and qualified, or until their earlier resignation or removal. The result of the votes to elect the seven directors was as follows:

Directors	For	Withheld	Broker Non-Votes
James K. McCarthy	11,504,225	5,938	-
Robert Berman	10,529,695	980,468	-
Dr. Richard Nathan	11,504,225	5,938	-
Glenn Goord	10,529,695	980,468	-
Paul A. de Bary	10,528,029	982,134	-
Christine J. Harada	10,973,654	536,509	-
Marta Tienda	10,975,320	534,843	-

Proposal 2: At the Annual Meeting, the shareholders ratified the appointment of BD & Company, Inc. as our independent public accountant for the fiscal year ending December 31, 2018. The result of the votes to approve BD & Company, Inc. was as follows:

For	Against	Abstain	Broker Non-Vote
11,510,121	42	-	-

Proposal 3: The compensation of the Company’s named executive officers was approved, on an advisory basis, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Vote
10,422,359	112,821	974,983	-

Proposal 4: The shareholders voted to conduct an advisory shareholder vote every three years on the compensation of the Company’s executive officers named in the proxy statement’s summary compensation table, with the proposal receiving the votes set forth in the table below:

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
2,196,484	7,695	8,985,909	319,875	-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novume Solutions, Inc.
(Registrant)

Date: August 15, 2018	/s/ Robert A. Berman
Name: Robert A. Berman Title: Chief Executive Officer

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